UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 20, 2012

TPC Group Inc.

TPC Group LLC

(Exact name of Registrant as specified in its charter)

TPC Group Inc.	Delaware	001-34727	20-0863618
	(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

TPC GroupLLC	Texas	333-173804	74-1778313
	(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 20, 2012, TPC Group Inc., a Delaware corporation (the “Company”), completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated August 24, 2012, by and among the Company, Sawgrass Holdings Inc. (now known as TPC Holdings, Inc. and referred to herein as “Parent”) and Sawgrass Merger Sub Inc. (“Merger Sub”) (as amended, the “Merger Agreement”). Parent and Merger Sub are affiliates of First Reserve Corporation (“First Reserve”) and SK Capital Partners (“SK Capital”) and were formed by First Reserve and SK Capital in order to acquire the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation in the Merger as a wholly owned subsidiary of Parent.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time of the Merger on December 20, 2012, the Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time was amended to be in the form set forth in Exhibit A to the Merger Agreement, which became the Amended and Restated Certificate of Incorporation of the Company. Additionally, the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Company. Copies of the Amended and Restated Certificate of Incorporation and Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated August 24, 2012 among TPC Group Inc., Sawgrass Holdings Inc. and Sawgrass Merger Sub Inc. (incorporated by reference to the Current Report on Form 8-K filed August 27, 2012).

2.2	Amendment No. 1 to the Agreement and Plan of Merger among TPC Group Inc., Sawgrass Holdings Inc. and Sawgrass Merger Sub Inc. dated November 7, 2012 (incorporated by reference to the Current Report on Form 8-K filed November 8, 2012).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC Group Inc.
Date: December 26, 2012

	By:	/s/ Rishi A. Varma
Rishi A. Varma
Vice President, General Counsel and Secretary

TPC Group LLC
Date: December 26, 2012

	By:	/s/ Rishi A. Varma
Rishi A. Varma
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated August 24, 2012 among TPC Group Inc., Sawgrass Holdings Inc. and Sawgrass Merger Sub Inc. (incorporated by reference to the Current Report on Form 8-K filed August 27, 2012).

2.2	Amendment No. 1 to the Agreement and Plan of Merger among TPC Group Inc., Sawgrass Holdings Inc. and Sawgrass Merger Sub Inc. dated November 7, 2012 (incorporated by reference to the Current Report on Form 8-K filed November 8, 2012).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

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